AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT


         This Amendment No. 1 to Employment Agreement (this "Agreement"), made as of April 1, 1997, is by and among Insignia Financial Group, Inc., a Delaware corporation with an office at One Insignia Financial Plaza, Post Office Box 1089, Greenville, South Carolina 29602 (the Parent "Company"), Insignia/Edward
S. Gordon Co., Inc., a Delaware corporation with an office at Insignia Financial Plaza, Post Office Box 1089, Greenville, South Carolina 29602 (the "Company)" and EDWARD S. GORDON , an individual with an office c/o Edward S. Gordon
Company, Incorporated, 200 Park Avenue, New York, New York 10166 (the "Executive").

                                   Background

         The Parent Company, the Company and the Executive entered into an Employment Agreement dated as of June 17, 1996 ("Original Agreement"). The Parent Company, the Company and the Executive now desire to amend the Original Agreement.

                             Statement of Agreement

         In consideration of the foregoing, the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Defined Terms. Capitalized terms used in this Agreement but not otherwise defined herein shall have the meanings ascribed thereto in the Original Agreement.


         Section 2.  Amendment  of Section  3(b)(i) of the  Original  Agreement.
Section 3(b)(i) of the Original Agreement is hereby amended by deleting " be not more than" in the second sentence of such section and inserting in its place " be not less than".


         Section 3. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given, at the address of such party set forth in the preamble of this Agreement (or to such other address as such party shall have furnished in writing in accordance with the provisions of this Section). Notice to the Estate shall be sufficient if addressed to the Executive as provided in this Section. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

         Section 4. Waiver. Any waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

         Section 5. Binding Effect. The Executive's rights and obligations under this Agreement shall not be transferrable by assignment or otherwise, such rights shall not be subject to commutation, encumbrance or the claims of the Executive's creditors, and any attempt to do any of the foregoing shall be void. The provisions of this Agreement shall be binding upon and inure to the benefit of the Executive and his heirs and personal representatives, and shall be binding upon and inure to the benefit of the Company and its successors.

         Section 6. Third Party Beneficiaries. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

         Section 7. Headings. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

         Section 8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina, without reference to the conflict of law provisions hereof.

         Section 10. Affirmation . The parties hereto agree that the Original Agreement, as amended hereby, is in full force and effect on and as of the date hereof.


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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                            INSIGNIA FINANCIAL GROUP, INC.

                                            By:       /s/John K. Lines
                                            Name:     John K. Lines
                                            Title:    General Counsel


                                            INSIGNIA\EDWARD S. GORDON CO., INC.

                                            By:       /s/John K. Lines
                                            Name:     John K. Lines
                                            Title:    Secretary


                                             /s/  Edward S. Gordon
                                             EDWARD S. GORDON